Exhibit 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Dear Investor,

Beginning in the third quarter of 2019, the Canada mortgage insurance business (Genworth Canada), previously the only business in the Canada Mortgage Insurance segment, is reported as discontinued operations. Accordingly, all prior periods herein have been re-presented. During the third quarter of 2019, in connection with the plan to sell Genworth Canada, the company recorded an estimated after-tax loss of approximately $164 million. In accordance with the accounting guidance for groups of assets that are held-for-sale, an impairment and cost to sell of $196 million was recorded to reduce the carrying value of the business to its fair value, which was based on estimated cash proceeds of $1.8 billion less a special declared dividend of CAD$1.45 per common share and closing costs. Genworth Financial International Holdings, LLC and Genworth Mortgage Insurance Corporation, indirect wholly-owned subsidiaries of the company that own 40.4% and 16.5%, respectively, of the issued and outstanding shares of Genworth Canada, will receive the net cash proceeds based upon their respective ownership percentage upon deal closing. The sale is targeted to close by the end of 2019 and is subject to other customary conditions, including requisite regulatory approvals.

The following table presents a reconciliation of adjusted operating income (loss) as previously reported to adjusted operating income (loss) re-presented to reflect the Canada mortgage insurance business as discontinued operations for the periods indicated:

	2019		2018
(Amounts in millions)	2Q	1Q	4Q	3Q	2Q	1Q	Total
ADJUSTED OPERATING INCOME (LOSS) AS PREVIOUSLY REPORTED	$204	$121	$(291)	$145	$200	$125	$179
Remove Canada Mortgage Insurance segment adjusted operating income reported as discontinued operations	(41)	(41)	(48)	(44)	(46)	(49)	(187)
Adjustment for corporate overhead allocations, net of taxes(1)	(5)	(4)	(4)	(4)	(3)	(4)	(15)
Adjustment for interest on debt that is required to be repaid as a result of the disposal transaction, net of taxes(2)	6	6	7	6	5	2	20
Tax adjustments(3)	14	13	31	(4)	(26)	(3)	(2)

RE-PRESENTED ADJUSTED OPERATING INCOME (LOSS)	$178	$95	$(305)	$99	$130	$71	$(5)

(1)	Expenses previously reported in the Canada Mortgage Insurance segment and moved to Corporate and Other Activities.
(2)	Interest on a senior secured term loan facility owed by Genworth Holdings, Inc. previously reported in Corporate and Other Activities and moved to discontinued operations.
(3)	Tax impacts resulting from the classification of Genworth Canada as held-for-sale.

Thank you for your continued interest in Genworth Financial, Inc.

Regards,

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) from continuing operations attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company's opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company's opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

In 2019, the company revised how it taxes the adjustments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) to align the tax rate used in the reconciliation to each segment’s local jurisdictional tax rate. Beginning in the first quarter of 2019, the company used a tax rate of 30% for its Australia Mortgage Insurance segment to tax effect its adjustments. Its domestic segments remain at a 21% tax rate. In 2018, the company assumed a flat 21% tax rate on adjustments for all of its segments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss). These adjustments are also net of the portion attributable to noncontrolling interests and net investment gains (losses) are adjusted for DAC and other intangible amortization and certain benefit reserves (see page 41).

Prior year amounts have not been re-presented to reflect this revised presentation; however, the previous methodology would not have resulted in a materially different segment-level adjusted operating income (loss).

The company recorded a pre-tax expense of $4 million in the first quarter of 2019 and $2 million in the third quarter of 2018 related to restructuring costs as it continues to evaluate and appropriately size its organizational needs and expenses. There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented other than fees incurred during the fourth quarter of 2018 related to Genworth Holdings, Inc.’s bond consent solicitation of $6 million for broker, advisor and investment banking fees.

The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 43 and 44 of this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.'s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting.

The company taxes its international businesses at their local jurisdictional tax rates and its domestic businesses at the U.S. corporate federal income tax rate of 21%. The company's segment tax methodology applies the respective jurisdictional or domestic tax rate to the pre-tax income (loss) of each segment, which is then adjusted in each segment to reflect the tax attributes of items unique to that segment such as foreign withholding taxes and permanent differences between U.S. GAAP and local tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance products. The company considers new insurance written to be a measure of the company’s operating performance because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of the company's revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the company’s mortgage insurance businesses is a measure of the aggregate original loan balance for outstanding insurance policies as of the respective reporting date. Risk in-force for the company's U.S. mortgage insurance business is based on the coverage percentage applied to the estimated current outstanding loan balance. Risk in-force in the Australia mortgage insurance business is computed using an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company's mortgage insurance business in Australia. The company also has certain risk share arrangements in Australia where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor. The company considers insurance in-force and risk in-force to be measures of its operating performance because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses, the loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$10,765	$10,744	$10,582	$10,406	$10,731
Total accumulated other comprehensive income	3,622	3,013	2,492	2,044	2,067

Total Genworth Financial, Inc.’s stockholders’ equity	$14,387	$13,757	$13,074	$12,450	$12,798

Book value per share	$28.57	$27.32	$25.98	$24.86	$25.56
Book value per share, excluding accumulated other comprehensive income	$21.38	$21.34	$21.03	$20.78	$21.43
Common shares outstanding as of the balance sheet date	503.5	503.5	503.3	500.8	500.8

	Twelve months ended
Twelve Month Rolling Average ROE	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
U.S. GAAP Basis ROE	0.3%	1.5%	1.7%	1.1%	7.7%
Operating ROE(1)	0.9%	0.6%	0.2%	—%	5.7%

	Three months ended
Quarterly Average ROE	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
U.S. GAAP Basis ROE	0.7%	6.3%	6.6%	(12.5)%	5.5%
Operating ROE(1)	4.6%	6.7%	3.6%	(11.5)%	3.7%

Basic and Diluted Shares	Three months ended September 30, 2019	Nine months ended September 30, 2019
Weighted-average common shares used in basic earnings per share calculations	503.5	502.7
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	7.7	6.8

Weighted-average common shares used in diluted earnings per share calculations	511.2	509.5

(1)	See page 43 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2019				2018
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,015	$1,001	$988	$3,004	$993	$995	$1,005	$1,001	$3,994
Net investment income	816	816	794	2,426	779	780	792	770	3,121
Net investment gains (losses)	(2)	(46)	75	27	22	(16)	1	(16)	(9)
Policy fees and other income	191	223	187	601	191	193	209	202	795

Total revenues	2,020	1,994	2,044	6,058	1,985	1,952	2,007	1,957	7,901

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,284	1,251	1,282	3,817	1,824	1,303	1,186	1,293	5,606
Interest credited	146	146	147	439	152	151	152	156	611
Acquisition and operating expenses, net of deferrals	247	229	237	713	249	231	236	227	943
Amortization of deferred acquisition costs and intangibles	112	84	81	277	81	72	101	94	348
Interest expense	59	60	60	179	61	60	66	69	256

Total benefits and expenses	1,848	1,770	1,807	5,425	2,367	1,817	1,741	1,839	7,764

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	172	224	237	633	(382)	135	266	118	137
Provision (benefit) for income taxes	34	66	69	169	(109)	30	113	36	70

INCOME (LOSS) FROM CONTINUING OPERATIONS	138	158	168	464	(273)	105	153	82	67
Income (loss) from discontinued operations, net of taxes(1)	(80)	60	62	42	(54)	105	96	83	230

NET INCOME (LOSS)	58	218	230	506	(327)	210	249	165	297
Less: net income from continuing operations attributable to noncontrolling interests	10	15	20	45	8	18	27	17	70
Less: net income (loss) from discontinued operations attributable to noncontrolling interests	30	35	36	101	(6)	46	32	36	108

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$18	$168	$174	$360	$(329)	$146	$190	$112	$119

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders	$128	$143	$148	$419	$(281)	$87	$126	$65	$(3)
Income (loss) from discontinued operations available to Genworth Financial, Inc.’s common stockholders	(110)	25	26	(59)	(48)	59	64	47	122

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$18	$168	$174	$360	$(329)	$146	$190	$112	$119

Earnings (Loss) Per Share Data:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.25	$0.29	$0.29	$0.83	$(0.56)	$0.17	$0.25	$0.13	$(0.01)
Diluted	$0.25	$0.28	$0.29	$0.82	$(0.56)	$0.17	$0.25	$0.13	$(0.01)
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.04	$0.33	$0.35	$0.72	$(0.66)	$0.29	$0.38	$0.22	$0.24
Diluted	$0.04	$0.33	$0.34	$0.71	$(0.66)	$0.29	$0.38	$0.22	$0.24
Weighted-average common shares outstanding
Basic	503.5	503.4	501.2	502.7	500.8	500.7	500.6	499.6	500.4
Diluted(2)	511.2	508.7	508.6	509.5	500.8	503.3	502.6	502.7	500.4

(1)	Income (loss) from discontinued operations related to the Canada mortgage insurance business. Refer to page 36 for operating results of discontinued operations.
(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations available to Genworth Financial, Inc.’s common stockholders for the three and twelve months ended December 31, 2018, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three and twelve months ended December 31, 2018, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 7.6 million and 3.8 million, respectively, would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations available to Genworth Financial, Inc.’s common stockholders for the three and twelve months ended December 31, 2018, dilutive potential weighted-average common shares outstanding would have been 508.4 million and 504.2 million, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss)

(amounts in millions, except per share amounts)

	2019				2018
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$18	$168	$174	$360	$(329)	$146	$190	$112	$119
Add: net income from continuing operations attributable to noncontrolling interests	10	15	20	45	8	18	27	17	70
Add: net income (loss) from discontinued operations attributable to noncontrolling interests	30	35	36	101	(6)	46	32	36	108

NET INCOME (LOSS)	58	218	230	506	(327)	210	249	165	297
Less: income (loss) from discontinued operations, net of taxes	(80)	60	62	42	(54)	105	96	83	230

INCOME (LOSS) FROM CONTINUING OPERATIONS	138	158	168	464	(273)	105	153	82	67
Less: net income from continuing operations attributable to noncontrolling interests	10	15	20	45	8	18	27	17	70

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	128	143	148	419	(281)	87	126	65	(3)
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(5)	43	(71)	(33)	(36)	14	4	8	(10)
Expenses related to restructuring	—	—	4	4	—	2	—	—	2
Fees associated with bond consent solicitation	—	—	—	—	6	—	—	—	6
Taxes on adjustments	—	(8)	14	6	6	(4)	—	(2)	—

ADJUSTED OPERATING INCOME (LOSS)	$123	$178	$95	$396	$(305)	$99	$130	$71	$(5)

ADJUSTED OPERATING INCOME (LOSS):
U.S. Mortgage Insurance segment	$137	$147	$124	$408	$124	$118	$137	$111	$490
Australia Mortgage Insurance segment	12	13	14	39	18	17	22	19	76
U.S. Life Insurance segment:
Long-Term Care Insurance	21	37	(20)	38	(314)	(24)	22	(32)	(348)
Life Insurance	(25)	10	(2)	(17)	(108)	(2)	4	(1)	(107)
Fixed Annuities	3	19	17	39	(3)	23	31	28	79

Total U.S. Life Insurance segment	(1)	66	(5)	60	(425)	(3)	57	(5)	(376)

Runoff segment	10	9	20	39	(2)	14	13	10	35
Corporate and Other	(35)	(57)	(58)	(150)	(20)	(47)	(99)	(64)	(230)

ADJUSTED OPERATING INCOME (LOSS)	$123	$178	$95	$396	$(305)	$99	$130	$71	$(5)

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.04	$0.33	$0.35	$0.72	$(0.66)	$0.29	$0.38	$0.22	$0.24
Diluted	$0.04	$0.33	$0.34	$0.71	$(0.66)	$0.29	$0.38	$0.22	$0.24
Adjusted operating income (loss) per share
Basic	$0.25	$0.35	$0.19	$0.79	$(0.61)	$0.20	$0.26	$0.14	$(0.01)
Diluted	$0.24	$0.35	$0.19	$0.78	$(0.61)	$0.20	$0.26	$0.14	$(0.01)
Weighted-average common shares outstanding
Basic	503.5	503.4	501.2	502.7	500.8	500.7	500.6	499.6	500.4
Diluted(2)	511.2	508.7	508.6	509.5	500.8	503.3	502.6	502.7	500.4

(1)

Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests and DAC and other intangible amortization and certain benefit reserves (see page 41 for reconciliation).

(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations available to Genworth Financial, Inc.’s common stockholders for the three and twelve months ended December 31, 2018, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three and twelve months ended December 31, 2018, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 7.6 million and 3.8 million, respectively, would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations available to Genworth Financial, Inc.’s common stockholders for the three and twelve months ended December 31, 2018, dilutive potential weighted-average common shares outstanding would have been 508.4 million and 504.2 million, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$61,233	$59,491	$57,153	$55,589	$55,167
Equity securities, at fair value	239	262	251	275	320
Commercial mortgage loans(1)	7,033	7,019	6,988	6,749	6,655
Policy loans	2,069	2,076	1,994	1,861	1,859
Other invested assets	1,693	1,396	1,106	1,072	1,167

Total investments	72,267	70,244	67,492	65,546	65,168
Cash, cash equivalents and restricted cash	1,629	1,715	2,020	1,974	2,297
Accrued investment income	643	595	685	645	619
Deferred acquisition costs	1,881	1,980	2,097	3,142	3,208
Intangible assets and goodwill	210	229	250	333	340
Reinsurance recoverable	17,180	17,211	17,257	17,278	17,351
Other assets	479	516	467	395	421
Deferred tax asset	236	383	573	736	650
Separate account assets	6,005	6,187	6,210	5,859	6,745
Assets held for sale related to discontinued operations(2)	5,123	5,246	5,137	5,015	5,322

Total assets	$105,653	$104,306	$102,188	$100,923	$102,121

(1)

Included restricted commercial mortgage loans of $53 million, $56 million, $59 million, $62 million and $87 million, respectively, as of September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018 related to a securitization entity.

(2)	The assets held for sale related to discontinued operations have been segregated in the consolidated balance sheets. The major asset categories for discontinued operations were as follows:

	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$4,225	$4,283	$4,207	$4,072	$4,237
Equity securities, at fair value	373	382	384	380	463
Other invested assets	129	139	102	116	187

Total investments	4,727	4,804	4,693	4,568	4,887
Cash, cash equivalents and restricted cash	362	223	201	203	208
Accrued investment income	38	31	41	30	38
Deferred acquisition costs	125	125	122	121	128
Intangible assets and goodwill	15	15	15	14	15
Other assets	52	48	65	79	46

Assets held for sale related to discontinued operations	5,319	5,246	5,137	5,015	5,322
Impairment of disposal group and cost to sell	(196)	—	—	—	—

Total assets held for sale related to discontinued operations	$5,123	$5,246	$5,137	$5,015	$5,322

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Consolidated Balance Sheets

(amounts in millions)

	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$40,489	$39,583	$38,369	$37,940	$38,018
Policyholder account balances	22,607	22,673	22,651	22,968	22,993
Liability for policy and contract claims	10,780	10,586	10,448	10,295	9,762
Unearned premiums	1,863	1,917	1,964	2,013	2,041
Other liabilities	1,445	1,604	1,564	1,529	1,672
Borrowings related to a securitization entity	—	—	—	—	20
Non-recourse funding obligations	311	311	311	311	310
Long-term borrowings	3,706	3,711	3,711	3,707	3,715
Separate account liabilities	6,005	6,187	6,210	5,859	6,745
Liabilities held for sale related to discontinued operations(1)	2,302	2,142	2,078	2,112	2,224

Total liabilities	89,508	88,714	87,306	86,734	87,500

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,986	11,983	11,989	11,987	11,983

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	1,664	1,294	932	585	598
Net unrealized gains (losses) on other-than-temporarily impaired securities	11	11	11	10	10

Net unrealized investment gains (losses)	1,675	1,305	943	595	608
Derivatives qualifying as hedges	2,259	1,983	1,850	1,781	1,717
Foreign currency translation and other adjustments	(312)	(275)	(301)	(332)	(258)

Total accumulated other comprehensive income	3,622	3,013	2,492	2,044	2,067
Retained earnings	1,478	1,460	1,292	1,118	1,447
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.'s stockholders' equity	14,387	13,757	13,074	12,450	12,798
Noncontrolling interests	1,758	1,835	1,808	1,739	1,823

Total equity	16,145	15,592	14,882	14,189	14,621

Total liabilities and equity	$105,653	$104,306	$102,188	$100,923	$102,121

(1)  The liabilities held for sale related to discontinued operations have been segregated in the consolidated balance sheets. The major liability categories for discontinued operations were as follows:

	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
LIABILITIES
Liability for policy and contract claims	$95	$91	$88	$84	$82
Unearned premiums	1,588	1,571	1,518	1,533	1,627
Other liabilities	264	121	119	154	161
Long-term borrowings	329	333	324	318	336
Deferred tax liability	26	26	29	23	18

Liabilities held for sale related to discontinued operations	$2,302	$2,142	$2,078	$2,112	$2,224

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2019
	U.S. Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$3,995	$2,179	$64,213	$3,004	$1,148	$74,539
Deferred acquisition costs and intangible assets	49	58	1,809	165	10	2,091
Reinsurance recoverable	—	—	16,450	730	—	17,180
Deferred tax and other assets	95	153	(94)	27	534	715
Separate account assets	—	—	—	6,005	—	6,005
Assets held for sale related to discontinued operations	—	—	—	—	5,123	5,123

Total assets	$4,139	$2,390	$82,378	$9,931	$6,815	$105,653

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$40,487	$2	$—	$40,489
Policyholder account balances	—	—	19,293	3,314	—	22,607
Liability for policy and contract claims	247	204	10,311	10	8	10,780
Unearned premiums	413	949	497	4	—	1,863
Non-recourse funding obligations	—	—	311	—	—	311
Other liabilities	78	199	564	43	561	1,445
Borrowings and capital securities	—	135	—	—	3,571	3,706
Separate account liabilities	—	—	—	6,005	—	6,005
Liabilities held for sale related to discontinued operations	—	—	—	—	2,302	2,302

Total liabilities	738	1,487	71,463	9,378	6,442	89,508

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,307	419	7,192	537	(690)	10,765
Allocated accumulated other comprehensive income (loss)	94	27	3,723	16	(238)	3,622

Total Genworth Financial, Inc.'s stockholders' equity	3,401	446	10,915	553	(928)	14,387
Noncontrolling interests	—	457	—	—	1,301	1,758

Total equity	3,401	903	10,915	553	373	16,145

Total liabilities and equity	$4,139	$2,390	$82,378	$9,931	$6,815	$105,653

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments, including discontinued operations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2019
	U.S. Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$3,846	$2,303	$62,499	$2,896	$1,010	$72,554
Deferred acquisition costs and intangible assets	50	65	1,911	173	10	2,209
Reinsurance recoverable	—	2	16,474	735	—	17,211
Deferred tax and other assets	81	154	118	27	519	899
Separate account assets	—	—	—	6,187	—	6,187
Assets held for sale related to discontinued operations	—	—	—	—	5,246	5,246

Total assets	$3,977	$2,524	$81,002	$10,018	$6,785	$104,306

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$39,581	$2	$—	$39,583
Policyholder account balances	—	—	19,434	3,239	—	22,673
Liability for policy and contract claims	254	209	10,102	13	8	10,586
Unearned premiums	419	997	497	4	—	1,917
Non-recourse funding obligations	—	—	311	—	—	311
Other liabilities	79	185	560	52	728	1,604
Borrowings and capital securities	—	140	—	—	3,571	3,711
Separate account liabilities	—	—	—	6,187	—	6,187
Liabilities held for sale related to discontinued operations	—	—	—	—	2,142	2,142

Total liabilities	752	1,531	70,485	9,497	6,449	88,714

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,148	453	7,419	515	(791)	10,744
Allocated accumulated other comprehensive income (loss)	77	40	3,098	6	(208)	3,013

Total Genworth Financial, Inc.'s stockholders' equity	3,225	493	10,517	521	(999)	13,757
Noncontrolling interests	—	500	—	—	1,335	1,835

Total equity	3,225	993	10,517	521	336	15,592

Total liabilities and equity	$3,977	$2,524	$81,002	$10,018	$6,785	$104,306

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments, including discontinued operations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Total
Unamortized balance as of June 30, 2019	$28	$37	$3,260	$184	$3,509
Costs deferred	3	3	—	—	6
Amortization, net of interest accretion	(2)	(2)	(82)	(9)	(95)
Impact of foreign currency translation	—	(2)	—	—	(2)

Unamortized balance as of September 30, 2019	29	36	3,178	175	3,418
Effect of accumulated net unrealized investment (gains) losses	—	—	(1,519)	(18)	(1,537)

Balance as of September 30, 2019	$29	$36	$1,659	$157	$1,881

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Adjusted Operating Income and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2019				2018
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$219	$206	$194	$619	$193	$190	$184	$179	$746
Net investment income	31	28	28	87	26	23	23	21	93
Net investment gains (losses)	—	—	—	—	—	—	—	—	—
Policy fees and other income	1	1	1	3	—	1	1	—	2

Total revenues	251	235	223	709	219	214	208	200	841

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	23	—	16	39	14	20	(14)	16	15,800
Acquisition and operating expenses, net of deferrals	51	44	46	141	44	41	45	39	169
Amortization of deferred acquisition costs and intangibles	3	4	4	11	3	4	3	4	14

Total benefits and expenses	77	48	66	191	61	65	34	59	219

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	174	187	157	518	158	149	174	141	622
Provision for income taxes	37	40	33	110	34	31	37	30	132

INCOME FROM CONTINUING OPERATIONS	137	147	124	408	124	118	137	111	490

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses	—	—	—	—	—	—	—	—	—
Taxes on adjustments	—	—	—	—	—	—	—	—	—

ADJUSTED OPERATING INCOME	$137	$147	$124	$408	$124	$118	$137	$111	$490

SALES:
Flow New Insurance Written (NIW)	$18,900	$15,800	$9,600	$44,300	$9,300	$10,300	$11,400	$9,000	$40,000

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Flow New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2019						2018
	3Q		2Q		1Q		4Q		3Q		2Q		1Q
	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW
Product
Monthly(1)	$16,800	89%	$13,900	88%	$8,400	87%	$7,900	85%	$8,400	82%	$9,700	85%	$7,300	81%
Single	2,100	11	1,900	12	1,200	13	1,400	15	1,900	18	1,700	15	1,700	19

Total Flow	$18,900	100%	$15,800	100%	$9,600	100%	$9,300	100%	$10,300	100%	$11,400	100%	$9,000	100%

FICO Scores
Over 735	$11,300	60%	$9,200	58%	$5,500	57%	$5,200	56%	$6,000	58%	$6,900	60%	$5,300	59%
680-735	6,300	33	5,500	35	3,300	35	3,200	35	3,300	32	3,700	32	3,000	33
660-679(2)	700	4	600	4	400	4	500	5	500	5	400	4	400	5
620-659	600	3	500	3	400	4	400	4	500	5	400	4	300	3
<620	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Flow	$18,900	100%	$15,800	100%	$9,600	100%	$9,300	100%	$10,300	100%	$11,400	100%	$9,000	100%

Loan-To-Value Ratio
95.01% and above	$2,900	16%	$2,900	18%	$1,800	19%	$2,000	21%	$2,000	19%	$2,400	21%	$1,600	18%
90.01% to 95.00%	8,000	42	6,900	44	4,200	44	4,000	43	4,500	44	4,900	43	3,900	43
85.01% to 90.00%	5,500	29	4,300	27	2,500	26	2,300	25	2,800	27	2,900	25	2,500	28
85.00% and below	2,500	13	1,700	11	1,100	11	1,000	11	1,000	10	1,200	11	1,000	11

Total Flow	$18,900	100%	$15,800	100%	$9,600	100%	$9,300	100%	$10,300	100%	$11,400	100%	$9,000	100%

Origination
Purchase	$14,900	79%	$13,900	88%	$8,600	90%	$8,800	95%	$9,800	95%	$10,700	94%	$8,000	89%
Refinance	4,000	21	1,900	12	1,000	10	500	5	500	5	700	6	1,000	11

Total Flow	$18,900	100%	$15,800	100%	$9,600	100%	$9,300	100%	$10,300	100%	$11,400	100%	$9,000	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2019				2018
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$213	$204	$193	$610	$192	$195	$191	$185	$763

Flow New Risk Written	$4,647	$3,931	$2,403	$10,981	$2,300	$2,559	$2,866	$2,247	$9,972

Primary Insurance In-Force(1)	$186,300	$178,500	$170,400		$166,700	$163,200	$159,500	$154,900

Risk In-Force
Flow(2)	$44,885	$42,917	$41,020		$40,115	$39,304	$38,433	$37,252
Bulk(3)	160	167	173		178	188	195	202

Total Primary	45,045	43,084	41,193		40,293	39,492	38,628	37,454
Pool	59	62	66		69	72	75	80

Total Risk In-Force	$45,104	$43,146	$41,259		$40,362	$39,564	$38,703	$37,534

Primary Risk In-Force That Is GSE Conforming	93%	93%	93%		94%	94%	94%	94%

Expense Ratio (Net Earned Premiums)(4)	24%	24%	25%	24%	24%	23%	26%	24%	25%

Expense Ratio (Net Premiums Written)(5)	25%	24%	26%	25%	25%	23%	25%	23%	24%

Flow Persistency	75%	82%	86%		86%	84%	83%	84%

Risk To Capital Ratio(6)	11.9:1	11.8:1	11.9:1		12.2:1	12.3:1	12.6:1	12.5:1

PMIERs Sufficiency Ratio(7)	129%	123%	123%		129%	130%	129%	124%

Average Primary Loan Size (in thousands)	$221	$218	$215		$213	$211	$209	$207

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

Primary insurance in-force represents aggregate loan balances for outstanding insurance policies and is used to determine premiums. Original loan balances are presented for policies with level renewal premiums. Amortized loan balances are presented for policies with annual, amortizing renewal premiums.

(2)

Flow risk in-force represents current loan balances as provided by servicers, lenders and investors and conforms to the presentation under the Private Mortgage Insurer Eligibility Requirements (PMIERs).

(3)	As of September 30, 2019, 88% of the bulk risk in-force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(4)

The ratio of an insurer's general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(5)

The ratio of an insurer's general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(6)

Certain states limit a private mortgage insurer's risk in-force to 25 times the total of the insurer's policyholders' surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.

(7)

The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing for the U.S. mortgage insurance business. As of September 30, 2019, June 30, 2019 and March 31, 2019, the PMIERs sufficiency ratios were in excess of $850 million, $650 million and $600 million, respectively, of available assets above the PMIERs requirements. As of December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, the PMIERs sufficiency ratios were in excess of $750 million, $750 million, $700 million and $600 million, respectively, of available assets above the prior PMIERs requirements.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Loss Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2019				2018
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid claims
Flow
Direct	$28	$24	$30	$82	$34	$52	$45	$53	$184
Assumed(1)	—	—	—	—	—	—	—	1	1
Ceded	—	—	—	—	—	—	—	(1)	(1)
Loss adjustment expenses	1	2	2	5	—	3	2	2	7

Total Flow	29	26	32	87	34	55	47	55	191
Bulk	—	—	—	—	—	1	—	1	2

Total Primary	29	26	32	87	34	56	47	56	193
Pool	1	—	—	1	—	—	1	—	1

Total Paid Claims	$30	$26	$32	$88	$34	$56	$48	$56	$194

Average Paid Claim (in thousands)	$44.2	$45.4	$49.0		$41.4	$45.9	$43.1	$47.5

Average Reserve Per Delinquency (in thousands)
Flow	$15.5	$16.5	$17.4		$17.3	$18.8	$19.6	$20.2
Bulk loans with established reserve	$13.3	$14.1	$13.8		$14.6	$17.6	$18.4	$17.6

Reserves:
Flow direct case	$216	$222	$246		$261	$280	$314	$372
Bulk direct case	4	4	4		5	7	8	8
Assumed(1)	1	1	1		2	2	2	2
All other(2)	26	27	29		28	28	28	33

Total Reserves	$247	$254	$280		$296	$317	$352	$415

Beginning Reserves	$254	$280	$296	$296	$317	$352	$415	$455	$455
Paid claims	(30)	(26)	(32)	(88)	(34)	(56)	(48)	(57)	(195)
Increase (decrease) in reserves	23	—	16	39	13	21	(15)	17	36

Ending Reserves	$247	$254	$280	$247	$296	$317	$352	$415	$296

Beginning Reinsurance Recoverable(3)	$—	$—	$—	$—	$—	$—	$—	$1	$1
Ceded paid claims	—	—	—	—	—	—	—	(1)	(1)

Ending Reinsurance Recoverable	$—	$—	$—	$—	$—	$—	$—	$—	$—

Loss Ratio(4)	11%	—%	8%	6%	7%	11%	(8)%	9%	5%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(2)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(3)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(4)

The ratio of benefits and other changes in policy reserves to net earned premiums. During the second quarter of 2019, the company recorded a favorable reserve adjustment of $10 million, which reduced the loss ratio by five percentage points for the three months ended June 30, 2019. During the second quarter of 2018, the company recorded a favorable reserve adjustment of $28 million, which reduced the loss ratio by four percentage points for the twelve months ended December 31, 2018 and 15 percentage points for the three months ended June 30, 2018.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2019				2018
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow	15,575	15,070	15,764		16,670	16,367	17,505	20,007
Bulk loans with an established reserve	375	347	360		403	415	445	494
Bulk loans with no reserve(1)	55	65	82		86	92	101	101

Total Number of Primary Delinquencies	16,005	15,482	16,206		17,159	16,874	18,051	20,602

Beginning Number of Primary Delinquencies	15,482	16,206	17,159	17,159	16,874	18,051	20,602	23,188	23,188
New delinquencies	8,650	7,705	8,539	24,894	8,719	7,884	7,049	8,409	32,061
Delinquency cures	(7,451)	(7,872)	(8,835)	(24,158)	(7,601)	(7,857)	(8,488)	(9,840)	(33,786)
Paid claims	(676)	(557)	(657)	(1,890)	(833)	(1,204)	(1,112)	(1,155)	(4,304)

Ending Number of Primary Delinquencies	16,005	15,482	16,206	16,005	17,159	16,874	18,051	20,602	17,159

Composition of Cures
Reported delinquent and cured-intraquarter	1,803	1,621	2,342		1,767	1,651	1,514	2,288
Number of missed payments delinquent prior to cure:
3 payments or less	4,280	4,567	4,862		4,131	3,951	4,568	5,413
4 - 11 payments	1,132	1,434	1,345		1,382	1,943	2,070	1,719
12 payments or more	236	250	286		321	312	336	420

Total	7,451	7,872	8,835		7,601	7,857	8,488	9,840

Primary Delinquencies by Missed Payment Status
3 payments or less	8,398	7,807	7,873		8,578	7,853	7,539	8,335
4 - 11 payments	4,411	4,243	4,755		4,689	4,745	5,657	6,875
12 payments or more	3,196	3,432	3,578		3,892	4,276	4,855	5,392

Primary Delinquencies	16,005	15,482	16,206		17,159	16,874	18,051	20,602

	September 30, 2019
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	8,201	$29	$369	8%
4 - 11 payments in default	4,319	76	199	38%
12 payments or more in default	3,055	111	155	72%

Total	15,575	$216	$723	30%

	December 31, 2018
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(2)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	8,360	$31	$365	8%
4 - 11 payments in default	4,591	88	208	42%
12 payments or more in default	3,719	142	188	76%

Total	16,670	$261	$761	34%

(1)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes they currently have no risk for claim.
(2)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2019			2018
	3Q	2Q	1Q	4Q	3Q	2Q	1Q
Primary Loans
Primary loans in-force	842,692	818,358	792,800	783,288	773,290	762,727	749,145
Primary delinquent loans	16,005	15,482	16,206	17,159	16,874	18,051	20,602
Primary delinquency rate	1.90%	1.89%	2.04%	2.19%	2.18%	2.37%	2.75%

Flow loans in-force	831,586	806,739	780,733	770,657	759,965	748,497	734,411
Flow delinquent loans	15,575	15,070	15,764	16,670	16,367	17,505	20,007
Flow delinquency rate	1.87%	1.87%	2.02%	2.16%	2.15%	2.34%	2.72%

Bulk loans in-force	11,106	11,619	12,067	12,631	13,325	14,230	14,734
Bulk delinquent loans	430	412	442	489	507	546	595
Bulk delinquency rate	3.87%	3.55%	3.66%	3.87%	3.80%	3.84%	4.04%

A minus and sub-prime loans in-force	13,450	14,180	14,712	15,348	16,087	16,928	17,964
A minus and sub-prime delinquent loans	2,339	2,367	2,530	2,727	2,817	3,058	3,557
A minus and sub-prime delinquency rate	17.39%	16.69%	17.20%	17.77%	17.51%	18.06%	19.80%

Pool Loans
Pool loans in-force	4,261	4,331	4,470	4,535	4,636	4,774	4,961
Pool delinquent loans	168	177	187	220	215	204	220
Pool delinquency rate	3.94%	4.09%	4.18%	4.85%	4.64%	4.27%	4.43%

Primary Risk In-Force by Credit Quality
Over 735	57%	57%	57%	57%	57%	57%	57%
680-735	33%	32%	32%	32%	32%	32%	32%
660-679(1)	5%	5%	5%	5%	5%	5%	5%
620-659	4%	5%	5%	5%	5%	5%	5%
<620	1%	1%	1%	1%	1%	1%	1%

(1)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	September 30, 2019
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2004 and prior	6.12%	8.0%	$1,436	0.8%	$271	0.6%	11.27%
2005 to 2008	5.47%	54.6	16,534	8.9	3,797	8.4	8.17%
2009 to 2012	4.29%	2.3	3,525	1.9	813	1.8	1.92%
2013	4.29%	2.0	4,276	2.3	1,043	2.3	1.60%
2014	4.12%	4.1	7,630	4.1	1,854	4.1	1.80%
2015	4.45%	6.2	15,529	8.3	3,753	8.4	1.40%
2016	4.15%	7.9	28,607	15.3	6,894	15.3	1.08%
2017	3.89%	8.5	31,414	16.9	7,634	17.0	1.08%
2018	4.25%	5.6	34,328	18.4	8,388	18.6	0.76%
2019	4.77%	0.8	42,976	23.1	10,598	23.5	0.12%

Total	4.41%	100.0%	$186,255	100.0%	$45,045	100.0%	1.90%

	September 30, 2019		June 30, 2019		September 30, 2018
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate
Lender concentration (by original applicant)	$45,045	1.90%	$43,084	1.89%	$39,492	2.18%
Top 10 lenders	$13,474	2.04%	$12,597	2.11%	$11,196	2.56%
Top 20 lenders	$17,647	1.88%	$16,729	2.03%	$15,005	2.51%

Loan-to-value ratio
95.01% and above	$8,238	3.19%	$7,837	3.16%	$6,857	3.88%
90.01% to 95.00%	23,314	1.53%	22,389	1.49%	20,527	1.62%
80.01% to 90.00%	13,340	1.54%	12,699	1.59%	11,931	1.86%
80.00% and below	153	2.42%	159	2.43%	177	2.73%

Total	$45,045	1.90%	$43,084	1.89%	$39,492	2.18%

Loan grade
Prime	$44,572	1.65%	$42,587	1.63%	$38,930	1.86%
A minus and sub-prime	473	17.39%	497	16.69%	562	17.51%

Total	$45,045	1.90%	$43,084	1.89%	$39,492	2.18%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $247 million as of September 30, 2019.

Australia Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Adjusted Operating Income and Sales—Australia Mortgage Insurance Segment

(amounts in millions)

	2019				2018
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$77	$80	$83	$240	$82	$87	$106	$98	$373
Net investment income	13	15	16	44	15	17	18	17	67
Net investment gains (losses)	(9)	1	12	4	(19)	1	12	(9)	(15)
Policy fees and other income	1	—	(1)	—	1	—	—	1	2

Total revenues	82	96	110	288	79	105	136	107	427

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	28	26	28	82	24	27	29	30	110
Acquisition and operating expenses, net of deferrals	17	17	17	51	16	15	17	17	65
Amortization of deferred acquisition costs and intangibles	9	9	9	27	10	10	12	11	43
Interest expense	2	2	2	6	2	3	2	2	9

Total benefits and expenses	56	54	56	166	52	55	60	60	227

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	26	42	54	122	27	50	76	47	200
Provision for income taxes	8	13	16	37	8	15	23	14	60

INCOME FROM CONTINUING OPERATIONS	18	29	38	85	19	35	53	33	140
Less: net income from continuing operations attributable to noncontrolling interests	10	15	20	45	8	18	27	17	70

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	8	14	18	40	11	17	26	16	70
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	5	(1)	(6)	(2)	10	—	(6)	4	8
Taxes on adjustments	(1)	—	2	1	(3)	—	2	(1)	(2)

ADJUSTED OPERATING INCOME(2)	$12	$13	$14	$39	$18	$17	$22	$19	$76

SALES:
New Insurance Written (NIW)
Flow	$4,600	$3,700	$3,400	$11,700	$4,000	$3,800	$3,700	$3,400	$14,900
Bulk	—	1,200	500	1,700	800	—	900	—	1,700

Total Australia NIW(3),(4)	$4,600	$4,900	$3,900	$13,400	$4,800	$3,800	$4,600	$3,400	$16,600

(1) Net investment (gains) losses were adjusted for the portion of net investment gains (losses) attributable to noncontrolling interests as reconciled below:

Net investment (gains) losses, gross	$9	$(1)	$(12)	$(4)	$19	$(1)	$(12)	$9	$15
Adjustment for net investment gains (losses) attributable to noncontrolling interests	(4)	—	6	2	(9)	1	6	(5)	(7)

Net investment (gains) losses, net	$5	$(1)	$(6)	$(2)	$10	$—	$(6)	$4	$8

(2)

Adjusted operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $13 million and $43 million for the three and nine months ended September 30, 2019, respectively.

(3)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $5,000 million and $14,600 million for the three and nine months ended September 30, 2019, respectively.

(4)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The new insurance written associated with these arrangements is excluded from these metrics.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(amounts in millions)

	2019				2018
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$70	$58	$52	$180	$70	$56	$56	$60	$242
Loss Ratio(1)	36%	34%	34%	34%	29%	31%	28%	30%	30%
Expense Ratio (Net Earned Premiums)(2)	34%	33%	31%	32%	32%	29%	27%	29%	29%
Expense Ratio (Net Premiums Written)(3)	38%	44%	50%	43%	38%	46%	50%	47%	45%

Primary Insurance In-Force(4)	$206,400	$215,600	$219,200		$218,200	$222,500	$229,400	$246,300
Primary Risk In-Force(4),(5)
Flow	$66,400	$69,100	$70,600		$70,300	$71,900	$74,000	$79,600
Bulk	5,500	6,000	5,700		5,700	5,600	5,900	6,100

Total	$71,900	$75,100	$76,300		$76,000	$77,500	$79,900	$85,700

	September 30, 2019				June 30, 2019
Risk In-Force by Loan-To-Value Ratio(4),(6)	Primary	Flow	Bulk		Primary	Flow	Bulk
95.01% and above	$9,986	$9,985	$1		$10,624	$10,624	$—
90.01% to 95.00%	20,195	20,190	5		20,938	20,932	6
80.01% to 90.00%	22,171	22,112	59		22,722	22,656	66
80.00% and below	19,544	14,160	5,384		20,809	14,924	5,885

Total	$71,896	$66,447	$5,449		$75,093	$69,136	$5,957

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	The ratio of benefits and other changes in policy reserves to net earned premiums.
(2)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(4)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The insurance in-force and risk in-force associated with these arrangements are excluded from these metrics. The risk in-force on these transactions was approximately $152 million, $157 million, $157 million, $154 million, $158 million, $159 million and $160 million as of September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(5)

The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Australia has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented. Australia also has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor.

(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance(1)	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Insured loans in-force	1,293,961	1,308,811	1,323,172	1,332,906	1,335,133
Insured delinquent loans	7,713	7,891	7,490	7,145	7,350
Insured delinquency rate	0.60%	0.60%	0.57%	0.54%	0.55%

Flow loans in-force	1,192,282	1,200,603	1,217,050	1,226,219	1,229,558
Flow delinquent loans	7,469	7,642	7,265	6,931	7,133
Flow delinquency rate	0.63%	0.64%	0.60%	0.57%	0.58%

Bulk loans in-force	101,679	108,208	106,122	106,687	105,575
Bulk delinquent loans	244	249	225	214	217
Bulk delinquency rate	0.24%	0.23%	0.21%	0.20%	0.21%

Loss Metrics	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
Beginning Reserves	$209	$204	$196	$201	$206
Paid claims(2)	(24)	(20)	(22)	(25)	(27)
Increase in reserves	27	27	28	25	26
Impact of changes in foreign exchange rates	(8)	(2)	2	(5)	(4)

Ending Reserves	$204	$209	$204	$196	$201

	September 30, 2019		June 30, 2019		September 30, 2018
State and Territory(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	28%	0.45%	27%	0.45%	28%	0.38%
Queensland	23	0.80%	23	0.81%	23	0.73%
Victoria	22	0.43%	23	0.45%	23	0.42%
Western Australia	13	1.06%	13	1.10%	12	1.01%
South Australia	6	0.69%	6	0.68%	6	0.70%
Australian Capital Territory	3	0.26%	3	0.25%	3	0.15%
Tasmania	2	0.31%	2	0.31%	2	0.35%
New Zealand	2	0.02%	2	0.02%	2	0.05%
Northern Territory	1	0.85%	1	0.83%	1	0.70%

Total	100%	0.60%	100%	0.60%	100%	0.55%

By Policy Year(1)
2010 and prior	43%	0.51%	44%	0.52%	46%	0.50%
2011	4	0.77%	4	0.80%	5	0.75%
2012	6	1.04%	6	1.11%	6	0.93%
2013	6	1.13%	7	1.10%	7	0.92%
2014	8	1.01%	8	0.97%	9	0.84%
2015	7	0.86%	7	0.82%	8	0.64%
2016	7	0.60%	7	0.60%	7	0.42%
2017	7	0.41%	7	0.36%	7	0.19%
2018	7	0.22%	7	0.15%	5	0.02%
2019	5	0.01%	3	0.01%	—	—%

Total	100%	0.60%	100%	0.60%	100%	0.55%

(1)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The loans in-force, including delinquent loans, and risk in-force associated with these arrangements are excluded from these metrics.

(2)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(Australian dollar amounts in millions)

	2019				2018
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$35	$28	$30	$93	$34	$38	$33	$44	$149

Total Paid Claims	$35	$28	$30	$93	$34	$38	$33	$44	$149

Average Paid Claim (in thousands)	$97.9	$94.1	$94.2		$104.2	$117.2	$110.1	$119.5

Average Reserve Per Delinquency (in thousands)	$39.2	$37.8	$38.4		$39.0	$37.9	$38.2	$39.4

Loss Metrics
Beginning Reserves	$298	$288	$279	$279	$278	$279	$274	$280	$280
Paid claims(1)	(35)	(28)	(30)	(93)	(34)	(38)	(33)	(44)	(149)
Increase in reserves	39	38	39	116	35	37	38	38	148

Ending Reserves	$302	$298	$288	$302	$279	$278	$279	$274	$279

Loan Amount(2),(3)
Over $550K	19%	19%	18%		18%	18%	17%	17%
$400K to $550K	22	21	21		21	21	21	20
$250K to $400K	33	33	34		34	34	34	35
$100K to $250K	21	22	22		22	22	23	23
$100K or Less	5	5	5		5	5	5	5

Total	100%	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)(3)	$236	$235	$233		$232	$231	$229	$228

All amounts presented in Australian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.
(3)

The business currently has structured insurance transactions with three lenders where it is in a secondary loss position. The loans in-force associated with these arrangements are excluded from these metrics.

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment

(amounts in millions)

	2019				2018
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$717	$713	$709	$2,139	$716	$717	$712	$722	$2,867
Net investment income	722	724	701	2,147	690	696	707	688	2,781
Net investment gains (losses)	11	(36)	84	59	38	(7)	(10)	8	29
Policy fees and other income	152	187	151	490	154	155	169	163	641

Total revenues	1,602	1,588	1,645	4,835	1,598	1,561	1,578	1,581	6,318

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,225	1,211	1,236	3,672	1,767	1,248	1,163	1,238	5,416
Interest credited	106	106	106	318	113	113	116	119	461
Acquisition and operating expenses, net of deferrals	158	142	148	448	153	144	146	141	584
Amortization of deferred acquisition costs and intangibles	89	67	66	222	55	53	78	71	257
Interest expense	4	4	5	13	4	4	4	4	16

Total benefits and expenses	1,582	1,530	1,561	4,673	2,092	1,562	1,507	1,573	6,734

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	20	58	84	162	(494)	(1)	71	8	(416)
Provision (benefit) for income taxes	10	19	24	53	(101)	6	21	6	(68)

INCOME (LOSS) FROM CONTINUING OPERATIONS	10	39	60	109	(393)	(7)	50	2	(348)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(14)	35	(86)	(65)	(41)	6	9	(9)	(35)
Expenses related to restructuring	—	(1)	4	3	—	—	—	—	—
Taxes on adjustments	3	(7)	17	13	9	(2)	(2)	2	7

ADJUSTED OPERATING INCOME (LOSS)	$(1)	$66	$(5)	$60	$(425)	$(3)	$57	$(5)	$(376)

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(11)	$36	$(84)	$(59)	$(38)	$7	$10	$(8)	$(29)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(3)	(1)	(2)	(6)	(3)	(1)	(1)	(1)	(6)

Net investment (gains) losses, net	$(14)	$35	$(86)	$(65)	$(41)	$6	$9	$(9)	$(35)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2019				2018
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$652	$640	$628	$1,920	$650	$648	$632	$631	$2,561
Net investment income	432	428	406	1,266	398	397	399	382	1,576
Net investment gains (losses)	28	(15)	80	93	46	4	3	6	59
Policy fees and other income	(2)	2	—	—	—	(1)	1	1	1

Total revenues	1,110	1,055	1,114	3,279	1,094	1,048	1,035	1,020	4,197

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	916	896	927	2,739	1,311	944	874	928	4,057
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	106	93	101	300	105	99	101	93	398
Amortization of deferred acquisition costs and intangibles	25	26	25	76	25	24	22	27	98
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	1,047	1,015	1,053	3,115	1,441	1,067	997	1,048	4,553

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	63	40	61	164	(347)	(19)	38	(28)	(356)
Provision (benefit) for income taxes	19	15	19	53	(69)	1	14	(1)	(55)

INCOME (LOSS) FROM CONTINUING OPERATIONS	44	25	42	111	(278)	(20)	24	(27)	(301)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(28)	15	(80)	(93)	(46)	(4)	(3)	(6)	(59)
Expenses related to restructuring	—	(1)	2	1	—	—	—	—	—
Taxes on adjustments	5	(2)	16	19	10	—	1	1	12

ADJUSTED OPERATING INCOME (LOSS)	$21	$37	$(20)	$38	$(314)	$(24)	$22	$(32)	$(348)

RATIOS:
Loss Ratio(1)	76%	74%	81%	77%	138%	83%	75%	84%	95%
Gross Benefits Ratio(2)	140%	140%	148%	143%	202%	146%	138%	147%	158%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2019				2018
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$65	$73	$81	$219	$66	$69	$80	$91	$306
Net investment income	133	130	133	396	127	128	125	124	504
Net investment gains (losses)	(2)	(3)	10	5	(5)	(4)	(2)	5	(6)
Policy fees and other income	151	182	148	481	151	152	164	159	626

Total revenues	347	382	372	1,101	339	345	367	379	1,430

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	228	244	242	714	367	239	225	247	1,078
Interest credited	60	58	58	176	61	59	60	61	241
Acquisition and operating expenses, net of deferrals	40	37	34	111	35	33	33	35	136
Amortization of deferred acquisition costs and intangibles	50	28	27	105	14	16	42	29	101
Interest expense	4	4	5	13	4	4	4	4	16

Total benefits and expenses	382	371	366	1,119	481	351	364	376	1,572

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(35)	11	6	(18)	(142)	(6)	3	3	(142)
Provision (benefit) for income taxes	(8)	3	1	(4)	(30)	(1)	1	—	(30)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(27)	8	5	(14)	(112)	(5)	2	3	(112)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	2	3	(10)	(5)	5	4	2	(5)	6
Expenses related to restructuring	—	—	1	1	—	—	—	—	—
Taxes on adjustments	—	(1)	2	1	(1)	(1)	—	1	(1)

ADJUSTED OPERATING INCOME (LOSS)	$(25)	$10	$(2)	$(17)	$(108)	$(2)	$4	$(1)	$(107)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2019				2018
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	157	166	162	485	165	171	183	182	701
Net investment gains (losses)	(15)	(18)	(6)	(39)	(3)	(7)	(11)	(3)	(24)
Policy fees and other income	3	3	3	9	3	4	4	3	14

Total revenues	145	151	159	455	165	168	176	182	691

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	81	71	67	219	89	65	64	63	281
Interest credited	46	48	48	142	52	54	56	58	220
Acquisition and operating expenses, net of deferrals	12	12	13	37	13	12	12	13	50
Amortization of deferred acquisition costs and intangibles	14	13	14	41	16	13	14	15	58
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	153	144	142	439	170	144	146	149	609

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(8)	7	17	16	(5)	24	30	33	82
Provision (benefit) for income taxes	(1)	1	4	4	(2)	6	6	7	17

INCOME (LOSS) FROM CONTINUING OPERATIONS	(7)	6	13	12	(3)	18	24	26	65

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	12	17	4	33	—	6	10	2	18
Expenses related to restructuring	—	—	1	1	—	—	—	—	—
Taxes on adjustments	(2)	(4)	(1)	(7)	—	(1)	(3)	—	(4)

ADJUSTED OPERATING INCOME (LOSS)	$3	$19	$17	$39	$(3)	$23	$31	$28	$79

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$15	$18	$6	$39	$3	$7	$11	$3	$24
Adjustment for DAC and other intangible amortization and certain benefit reserves	(3)	(1)	(2)	(6)	(3)	(1)	(1)	(1)	(6)

Net investment (gains) losses, net	$12	$17	$4	$33	$—	$6	$10	$2	$18

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Adjusted Operating Income (Loss)—Runoff Segment

(amounts in millions)

	2019				2018
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$48	$47	$47	$142	$45	$44	$43	$42	$174
Net investment gains (losses)	(9)	(4)	—	(13)	(15)	(3)	(1)	(14)	(33)
Policy fees and other income	35	35	35	105	37	38	38	40	153

Total revenues	74	78	82	234	67	79	80	68	294

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	8	13	1	22	17	7	7	8	39
Interest credited	40	40	41	121	39	38	36	37	150
Acquisition and operating expenses, net of deferrals	13	13	13	39	14	14	14	15	57
Amortization of deferred acquisition costs and intangibles	10	4	2	16	13	5	8	7	33

Total benefits and expenses	71	70	57	198	83	64	65	67	279

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3	8	25	36	(16)	15	15	1	15
Provision (benefit) for income taxes	—	1	5	6	(3)	2	3	—	2

INCOME (LOSS) FROM CONTINUING OPERATIONS	3	7	20	30	(13)	13	12	1	13

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	9	2	—	11	13	1	1	12	27
Taxes on adjustments	(2)	—	—	(2)	(2)	—	—	(3)	(5)

ADJUSTED OPERATING INCOME (LOSS)	$10	$9	$20	$39	$(2)	$14	$13	$10	$35

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$9	$4	$—	$13	$15	$3	$1	$14	$33
Adjustment for DAC and other intangible amortization and certain benefit reserves	—	(2)	—	(2)	(2)	(2)	—	(2)	(6)

Net investment (gains) losses, net	$9	$2	$—	$11	$13	$1	$1	$12	$27

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Adjusted Operating Loss—Corporate and Other(1),(2)

(amounts in millions)

	2019				2018
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$2	$2	$2	$6	$2	$1	$3	$2	$8
Net investment income	2	2	2	6	3	—	1	2	6
Net investment gains (losses)	5	(7)	(21)	(23)	18	(7)	—	(1)	10
Policy fees and other income	2	—	1	3	(1)	(1)	1	(2)	(3)

Total revenues	11	(3)	(16)	(8)	22	(7)	5	1	21

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	1	1	2	2	1	1	1	5
Acquisition and operating expenses, net of deferrals	8	13	13	34	22	17	14	15	68
Amortization of deferred acquisition costs and intangibles	1	—	—	1	—	—	—	1	1
Interest expense	53	54	53	160	55	53	60	63	231

Total benefits and expenses	62	68	67	197	79	71	75	80	305

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(51)	(71)	(83)	(205)	(57)	(78)	(70)	(79)	(284)
Provision (benefit) for income taxes	(21)	(7)	(9)	(37)	(47)	(24)	29	(14)	(56)

LOSS FROM CONTINUING OPERATIONS	(30)	(64)	(74)	(168)	(10)	(54)	(99)	(65)	(228)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(5)	7	21	23	(18)	7	—	1	(10)
Expenses related to restructuring	—	1	—	1	—	2	—	—	2
Fees associated with bond consent solicitation	—	—	—	—	6	—	—	—	6
Taxes on adjustments	—	(1)	(5)	(6)	2	(2)	—	—	—

ADJUSTED OPERATING LOSS	$(35)	$(57)	$(58)	$(150)	$(20)	$(47)	$(99)	$(64)	$(230)

(1)  Includes inter-segment eliminations and the results of other businesses that are managed outside the operating segments, including certain smaller international mortgage insurance businesses.

(2)  Income (loss) from discontinued operations is considered part of Corporate and Other Activities but is excluded from the above table. Operating results of the Canada mortgage insurance business presented as discontinued operations on pages 8 and 9 herein were as follows:

	2019				2018
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$130	$125	$126	$381	$128	$127	$131	$139	$525
Net investment income	37	36	35	108	36	35	36	34	141
Net investment gains (losses)	(12)	1	(1)	(12)	(136)	29	(15)	(15)	(137)

Total revenues	155	162	160	477	28	191	152	158	529

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	23	19	19	61	23	18	19	18	78
Acquisition and operating expenses, net of deferrals	20	18	14	52	12	12	17	13	54
Amortization of deferred acquisition costs and intangibles	11	11	10	32	11	11	11	10	43
Interest expense	12	13	12	37	13	12	11	7	43

Total benefits and expenses	66	61	55	182	59	53	58	48	218

INCOME (LOSS) BEFORE INCOME TAXES AND LOSS ON SALE	89	101	105	295	(31)	138	94	110	311
Provision (benefit) for income taxes	5	41	43	89	23	33	(2)	27	81

INCOME (LOSS) BEFORE LOSS ON SALE	84	60	62	206	(54)	105	96	83	230
Loss on sale, net of taxes	(164)	—	—	(164)	—	—	—	—	—

INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAXES	(80)	60	62	42	(54)	105	96	83	230

Less: net income (loss) from discontinued operations attributable to noncontrolling interests	30	35	36	101	(6)	46	32	36	108

INCOME (LOSS) FROM DISCONTINUED OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(110)	$25	$26	$(59)	$(48)	$59	$64	$47	$122

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Investments Summary

(amounts in millions)

		September 30, 2019		June 30, 2019		March 31, 2019		December 31, 2018		September 30, 2018
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$34,280	46%	$32,958	46%	$31,497	46%	$30,588	45%	$30,341	45%
Private fixed maturity securities		13,411	18	13,091	18	12,566	18	11,790	18	11,438	17
Residential mortgage-backed securities(1)		2,335	3	2,395	3	2,498	4	2,572	4	2,687	4
Commercial mortgage-backed securities		3,051	4	2,970	4	2,943	4	3,007	4	3,146	5
Other asset-backed securities		3,337	5	3,287	5	3,021	4	3,024	4	2,647	4
State and political subdivisions		2,729	4	2,636	4	2,546	4	2,552	4	2,795	4
Non-investment grade fixed maturity securities		2,090	3	2,154	3	2,082	3	2,056	3	2,113	3
Equity securities:
Common stocks and mutual funds		107	—	111	—	103	—	141	—	171	—
Preferred stocks		132	—	151	—	148	—	134	—	149	—
Commercial mortgage loans		6,980	10	6,963	10	6,929	10	6,687	10	6,568	10
Restricted commercial mortgage loans related to a securitization entity		53	—	56	—	59	—	62	—	87	—
Policy loans		2,069	3	2,076	3	1,994	3	1,861	3	1,859	3
Cash, cash equivalents, restricted cash and short-term investments		1,839	2	1,907	3	2,117	3	2,169	3	2,594	4
Securities lending		62	—	113	—	106	—	102	—	166	—
Other invested assets:	Limited partnerships	565	1	512	1	462	1	409	1	372	1
	Derivatives:
	Interest rate swaps	402	1	144	—	59	—	42	—	36	—
	Foreign currency swaps	10	—	5	—	3	—	6	—	2	—
	Equity index options	62	—	65	—	60	—	39	—	80	—
	Other foreign currency contracts	13	—	8	—	5	—	10	—	2	—
	Other	369	—	357	—	314	—	269	1	212	—

Total invested assets and cash		$73,896	100%	$71,959	100%	$69,512	100%	$67,520	100%	$67,465	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$10,561	25%	$10,195	24%	$9,995	25%	$10,031	25%	$10,790	27%
AA		3,758	9	3,674	9	3,558	9	3,608	9	3,820	10
A		12,040	28	11,690	28	11,431	28	11,177	28	11,095	28
BBB		15,418	35	14,768	36	13,872	35	13,306	35	12,627	32
BB		1,093	3	1,128	3	1,081	3	1,149	3	1,156	3
B		53	—	76	—	76	—	93	—	130	—
CCC and lower		25	—	25	—	25	—	25	—	27	—

Total public fixed maturity securities		$42,948	100%	$41,556	100%	$40,038	100%	$39,389	100%	$39,645	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$1,594	9%	$1,504	8%	$1,480	9%	$1,531	9%	$1,138	7%
AA		2,254	12	2,315	13	2,165	13	1,994	12	1,999	13
A		5,296	29	5,286	30	5,032	29	4,670	29	4,494	29
BBB		8,222	45	7,905	44	7,538	44	7,216	45	7,091	46
BB		851	5	865	5	839	5	733	5	720	5
B		66	—	58	—	59	—	54	—	78	—
CCC and lower		2	—	2	—	2	—	2	—	2	—

Total private fixed maturity securities		$18,285	100%	$17,935	100%	$17,115	100%	$16,200	100%	$15,522	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Fixed Maturity Securities Summary

(amounts in millions)

	September 30, 2019		June 30, 2019		March 31, 2019		December 31, 2018		September 30, 2018
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:

U.S. government, agencies and government-sponsored enterprises	$5,254	9%	$4,987	8%	$4,731	8%	$4,631	8%	$5,181	9%
State and political subdivisions	2,729	4	2,636	4	2,546	4	2,552	5	2,795	5
Foreign government	1,359	2	1,336	2	1,311	2	1,268	2	1,217	2
U.S. corporate	32,424	54	31,329	53	29,872	53	28,698	52	27,494	50
Foreign corporate	10,656	17	10,462	18	10,149	19	9,770	18	9,940	18
Residential mortgage-backed securities	2,375	4	2,436	4	2,540	4	2,618	5	2,731	5
Commercial mortgage-backed securities	3,071	5	2,989	5	2,962	5	3,016	5	3,156	6
Other asset-backed securities	3,365	5	3,316	6	3,042	5	3,036	5	2,653	5

Total fixed maturity securities	$61,233	100%	$59,491	100%	$57,153	100%	$55,589	100%	$55,167	100%

Corporate Bond Holdings—Industry Sector:

Investment Grade:
Finance and insurance	$9,995	22%	$9,669	23%	$9,255	24%	$8,731	23%	$8,347	22%
Utilities	5,868	14	5,697	14	5,491	14	5,445	14	5,451	15
Energy	3,801	9	3,732	9	3,596	9	3,294	9	3,192	9
Consumer—non-cyclical	6,293	15	6,043	14	5,735	14	5,534	14	5,180	14
Consumer—cyclical	2,003	5	1,836	4	1,731	4	1,693	4	1,645	4
Capital goods	3,243	8	3,108	7	2,956	7	2,833	7	2,751	7
Industrial	2,188	5	2,093	5	1,981	5	1,915	5	1,870	5
Technology and communications	3,919	9	3,821	10	3,580	9	3,443	9	3,282	9
Transportation	2,189	5	2,121	5	2,051	5	1,907	5	1,830	5
Other	1,691	4	1,719	4	1,770	4	1,806	5	1,977	5

Subtotal	41,190	96	39,839	95	38,146	95	36,601	95	35,525	95

Non-Investment Grade:
Finance and insurance	208	—	216	1	200	1	183	—	177	—
Utilities	85	—	100	—	94	—	51	—	57	—
Energy	346	1	331	1	308	1	339	1	357	1
Consumer—non-cyclical	138	—	155	—	168	—	192	1	193	1
Consumer—cyclical	233	1	243	1	237	1	217	1	220	1
Capital goods	137	—	157	—	146	—	130	—	154	—
Industrial	224	1	207	—	189	—	222	1	215	1
Technology and communications	425	1	465	2	452	2	438	1	448	1
Transportation	8	—	8	—	13	—	23	—	13	—
Other	86	—	70	—	68	—	72	—	75	—

Subtotal	1,890	4	1,952	5	1,875	5	1,867	5	1,909	5

Total	$43,080	100%	$41,791	100%	$40,021	100%	$38,468	100%	$37,434	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$1,587	3%	$1,684	3%	$1,777	3%	$1,653	3%	$1,496	3%
Due after one year through five years	9,655	16	9,689	16	9,380	16	9,298	17	9,311	17
Due after five years through ten years	12,387	20	11,985	20	11,554	20	11,294	20	11,312	21
Due after ten years	28,793	47	27,392	46	25,898	46	24,674	44	24,508	44

Subtotal	52,422	86	50,750	85	48,609	85	46,919	84	46,627	85
Mortgage and asset-backed securities	8,811	14	8,741	15	8,544	15	8,670	16	8,540	15

Total fixed maturity securities	$61,233	100%	$59,491	100%	$57,153	100%	$55,589	100%	$55,167	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

General Account U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2019				2018
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities—taxable	$631	$634	$613	$1,878	$617	$613	$621	$605	$2,456
Fixed maturity securities—non-taxable	2	2	2	6	2	3	3	3	11
Commercial mortgage loans	86	84	81	251	80	81	77	82	320
Restricted commercial mortgage loans related to a securitization entity	1	1	1	3	2	1	2	2	7
Equity securities	4	5	4	13	4	6	5	5	20
Other invested assets	49	47	44	140	49	41	42	37	169
Limited partnerships	13	12	15	40	(4)	3	11	2	12
Policy loans	47	45	46	138	44	41	41	43	169
Cash, cash equivalents, restricted cash and short-term investments	8	11	11	30	11	12	13	12	48

Gross investment income before expenses and fees	841	841	817	2,499	805	801	815	791	3,212
Expenses and fees	(25)	(25)	(23)	(73)	(26)	(21)	(23)	(21)	(91)

Net investment income	$816	$816	$794	$2,426	$779	$780	$792	$770	$3,121

Annualized Yields
Fixed maturity securities—taxable	4.7%	4.7%	4.6%	4.7%	4.6%	4.6%	4.7%	4.6%	4.6%
Fixed maturity securities—non-taxable	6.1%	6.1%	6.1%	6.1%	3.7%	3.9%	3.8%	3.7%	4.0%
Commercial mortgage loans	4.9%	4.8%	4.8%	4.9%	4.8%	5.0%	4.8%	5.2%	4.9%
Restricted commercial mortgage loans related to a securitization entity	7.3%	7.0%	6.7%	7.0%	10.8%	4.5%	8.4%	7.8%	7.9%
Equity securities	6.4%	7.8%	6.1%	6.8%	5.0%	7.5%	5.9%	5.9%	6.3%
Other invested assets(1)	54.0%	56.1%	65.7%	59.3%	99.0%	107.9%	150.0%	129.8%	111.9%
Limited partnerships(2)	9.7%	9.9%	13.8%	11.0%	(4.1)%	3.4%	13.8%	2.9%	3.6%
Policy loans	9.1%	8.8%	9.5%	9.2%	9.5%	8.8%	9.0%	9.6%	9.2%
Cash, cash equivalents, restricted cash and short-term investments	1.7%	2.2%	2.1%	2.0%	1.8%	1.8%	1.7%	1.4%	1.7%

Gross investment income before expenses and fees	5.1%	5.1%	5.0%	5.1%	4.9%	4.9%	5.0%	4.8%	4.9%
Expenses and fees	(0.2)%	(0.1)%	(0.2)%	(0.2)%	(0.1)%	(0.1)%	(0.2)%	(0.1)%	(0.1)%

Net investment income	4.9%	5.0%	4.8%	4.9%	4.8%	4.8%	4.8%	4.7%	4.8%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 44 herein for average invested assets and cash used in the yield calculation.

(1)	Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.
(2)	Limited partnership investments are primarily equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Net Investment Gains (Losses), Net—Detail

(amounts in millions)

	2019				2018
	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$11	$(16)	$30	$25	$10	$(6)	$(7)	$(3)	$(6)
U.S. government, agencies and government-sponsored enterprises	—	2	33	35	54	1	—	—	55
Foreign corporate	1	(1)	(1)	(1)	(6)	—	(1)	(3)	(10)
Foreign government	2	2	—	4	(4)	(2)	—	—	(6)
State and political subdivisions	—	—	—	—	(1)	—	—	—	(1)
Mortgage-backed securities	1	1	(2)	—	(5)	(2)	2	(2)	(7)
Asset-backed securities	—	—	(1)	(1)	—	—	(1)	—	(1)
Foreign exchange	1	1	(1)	1	1	—	—	—	1

Total net realized gains (losses) on available-for-sale securities	16	(11)	58	63	49	(9)	(7)	(8)	25

Net realized gains (losses) on equity securities sold	6	—	3	9	1	—	8	2	11
Net unrealized gains (losses) on equity securities still held	(4)	5	12	13	(23)	(2)	4	(13)	(34)
Limited partnerships	6	(11)	15	10	3	3	(2)	7	11
Commercial mortgage loans	(1)	1	(1)	(1)	—	—	—	—	—
Derivative instruments	(29)	(30)	(12)	(71)	(8)	(8)	(2)	(4)	(22)
Other	4	—	—	4	—	—	—	—	—

Net investment gains (losses), gross	(2)	(46)	75	27	22	(16)	1	(16)	(9)
Adjustment for DAC and other intangible amortization and certain benefit reserves	3	3	2	8	5	3	1	3	12
Adjustment for net investment (gains) losses attributable to noncontrolling interests	4	—	(6)	(2)	9	(1)	(6)	5	7

Net investment gains (losses), net	$5	$(43)	$71	$33	$36	$(14)	$(4)	$(8)	$10

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
U.S. GAAP Basis ROE
Net income available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$31	$159	$181	$119	$801
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income(2)	$10,646	$10,609	$10,539	$10,500	$10,426
U.S. GAAP Basis ROE(1)/(2)	0.3%	1.5%	1.7%	1.1%	7.7%

Operating ROE
Adjusted operating income (loss) for the twelve months ended(1)	$91	$67	$19	$(5)	$590
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income(2)	$10,646	$10,609	$10,539	$10,500	$10,426
Operating ROE(1)/(2)	0.9%	0.6%	0.2%	—%	5.7%

Quarterly Average ROE	Three months ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
U.S. GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$18	$168	$174	$(329)	$146
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$10,755	$10,663	$10,494	$10,569	$10,657
Annualized U.S. GAAP Quarterly Basis ROE(3)/(4)	0.7%	6.3%	6.6%	(12.5)%	5.5%

Operating ROE
Adjusted operating income (loss) for the period ended(3)	$123	$178	$95	$(305)	$99
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$10,755	$10,663	$10,494	$10,569	$10,657
Annualized Operating Quarterly Basis ROE(3)/(4)	4.6%	6.7%	3.6%	(11.5)%	3.7%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Reconciliation of Core Yield

		2019				2018
	(Assets—amounts in billions)	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$73.9	$72.0	$69.5	$73.9	$67.5	$67.5	$68.2	$69.6	$67.5
	Subtract:
	Securities lending	0.1	0.1	0.1	0.1	0.1	0.2	0.2	0.2	0.1
	Unrealized gains (losses)	7.5	5.7	3.7	7.5	1.8	2.1	2.6	3.5	1.8

	Adjusted end of period invested assets and cash	$66.3	$66.2	$65.7	$66.3	$65.6	$65.2	$65.4	$65.9	$65.6

(A)	Average Invested Assets and Cash Used in Reported Yield Calculation	$66.2	$66.0	$65.7	$66.0	$65.4	$65.3	$65.6	$65.7	$65.5
	Subtract:
	Restricted commercial mortgage loans related to a securitization entity(1)	—	—	0.1	—	—	—	—	0.1	—

(B)	Average Invested Assets and Cash Used in Core Yield Calculation	$66.2	$66.0	$65.6	$66.0	$65.4	$65.3	$65.6	$65.6	$65.5

	(Income—amounts in millions)

(C)	Reported—Net Investment Income	$816	$816	$794	$2,426	$779	$780	$792	$770	$3,121
	Subtract:
	Bond calls and commercial mortgage loan prepayments	13	7	6	26	8	8	9	11	36
	Other non-core items(2)	8	7	2	17	2	1	2	(2)	3
	Restricted commercial mortgage loans related to a securitization entity(1)	—	—	—	—	1	1	—	1	3

(D)	Core Net Investment Income	$795	$802	$786	$2,383	$768	$770	$781	$760	$3,079

(C) / (A)	Reported Yield	4.93%	4.95%	4.83%	4.90%	4.76%	4.78%	4.83%	4.69%	4.76%
(D) / (B)	Core Yield	4.80%	4.86%	4.79%	4.82%	4.70%	4.72%	4.76%	4.63%	4.70%

Note:    Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Represents the incremental assets and investment income related to restricted commercial mortgage loans.
(2)	Includes cost basis adjustments on structured securities and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

THIRD QUARTER 2019

Financial Strength Ratings As Of October 28, 2019

Company	Standard & Poor’s Financial Services LLC (S&P)	Moody’s Investors Service, Inc. (Moody’s)	A.M. Best Company, Inc. (A.M. Best)
Genworth Mortgage Insurance Corporation	BB+ (Marginal)	Baa3 (Adequate)	N/A
Genworth Financial Mortgage Insurance Pty Limited (Australia)(1)	A (Strong)	N/A	N/A
Genworth Life Insurance Company	B- (Weak)	B3 (Poor)	C++ (Marginal)
Genworth Life and Annuity Insurance Company	B- (Weak)	B1 (Poor)	B (Fair)
Genworth Life Insurance Company of New York	B- (Weak)	B3 (Poor)	C++ (Marginal)

The S&P, Moody’s, A.M. Best, Fitch Rating Service (Fitch) and HR Ratings ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that an insurer rated “A” (Strong) has strong financial security characteristics that outweigh any vulnerabilities and is highly likely to have the ability to meet financial commitments. Insurers rated “A” (Strong), “BB” (Marginal) or “B” (Weak) have strong, marginal or weak financial security characteristics, respectively. The “A,” “BB” and “B” ranges are the third-, fifth- and sixth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A,” “BB+” and “B-” ratings are the sixth-, eleventh- and sixteenth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “Baa” (Adequate) offer adequate financial security and those rated “B” (Poor) offer questionable financial security. The “Baa” (Adequate) and “B” (Poor) ranges are the fourth- and sixth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “Baa3,” “B1” and “B3” ratings are the tenth-, fourteenth- and sixteenth-highest, respectively, of Moody’s 21 ratings categories.

A.M. Best states that its “B” (Fair) rating is assigned to companies that have, in its opinion, a fair ability to meet their ongoing insurance obligations while “C++” (Marginal) is assigned to those companies that have, in its opinion, a marginal ability to meet their ongoing insurance obligations. The “B” (Fair) and “C++” (Marginal) ratings are the seventh- and ninth-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

The Australian mortgage insurance subsidiary also solicits a rating from Fitch. Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A+” rating is the fifth-highest of Fitch’s 21 ratings categories.

The company also solicits a rating from HR Ratings on a local scale for Genworth Seguros de Credito a la Vivienda S.A. de C.V., its Mexican mortgage insurance subsidiary, with a short-term rating of “HR1” and long-term rating of “HR AA.” For short-term ratings, HR Ratings states that “HR1” rated companies are viewed as exhibiting high capacity for timely payment of debt obligations in the short-term and maintain low credit risk. The “HR1” short-term rating category is the highest of six short-term rating categories, which range from “HR1” to “HR D.” For long-term ratings, HR Ratings states that “HR AA” rated companies are viewed as having high credit quality and offer high safety for timely payment of debt obligations and maintain low credit risk under adverse economic scenarios. The “HR AA” long-term rating is the second-highest of HR Rating’s eight long-term rating categories, which range from “HR AAA” to “HR D.”

S&P, Moody’s, A.M. Best, Fitch and HR Ratings review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. These and other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

(1)	Genworth Financial Mortgage Insurance Pty Limited (Australia) is also rated “A+” by Fitch.